UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

Item 1. Report to Shareholders

International Growth & Income Fund	April 30, 2016

The views and opinions in this report were current as of April 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Non-U.S. stocks were generally volatile in the first half of our fiscal year. Having risen in the fall of 2015, stocks fell sharply early in 2016, helping improve valuations for a time. Further monetary stimulus and some signs of stabilization in the global economy helped stocks recover much of their losses, however. While the rally eliminated many of the valuation opportunities, continuing uncertainty has meant that attractive prospects remain in some sectors. Our overall return expectations for the market continue to be modest, with stock prices vulnerable to continued mood swings, but we are confident that our careful fundamental research will allow us to find instances in which investors have underestimated the potential of individual firms.

Your fund returned -2.76% over the six months ended April 30, 2016. The fund slightly outpaced both the MSCI EAFE (Europe, Australasia, and Far East) Index and the Lipper International Multi-Cap Value Funds Average, as shown in the Performance Comparison table. The fund’s long-term performance continued to compare favorably with that of its peers. Based on cumulative total return, Lipper ranked the International Growth & Income Fund 72 of 172, 56 of 142, 34 of 118, and 11 of 69 international multi-cap value funds for the 1-, 3-, 5-, and 10-year periods ended April 30, 2016, respectively. (Past performance cannot guarantee future results. Results for other share classes varied, reflecting their different expense ratios.)

The fund seeks long-term appreciation by building a diversified portfolio of stocks of established non-U.S. companies with prospects for capital appreciation and growing dividend payments. Although the fund invests primarily in developed market countries, it also maintains exposure to emerging markets. Our investment process is built upon fundamental research that can identify undervalued companies with good prospects for appreciation. Our research staff also looks for earnings growth potential and catalysts that help realize value. Finally, the fund’s country and sector allocations are driven primarily by bottom-up stock selection but are also influenced by an assessment of macroeconomic prospects.

MARKET REVIEW

Stocks in most developed markets performed poorly in the first half of our fiscal year. The weakness came mainly in late 2015 and early 2016, as reasonably full valuations could not cushion worrisome economic and financial signals from China and a continued plunge in oil prices deepened worries about the fragile state of the global economy. Investor sentiment improved starting in mid-February, however, thanks in part to the announcement of new stimulus measures by central banks in Europe, Japan, and China. Investors were also encouraged by a rebound in the price of oil and other commodities, which helped bring about some stabilization in the Russian ruble, Brazilian real, and other emerging markets currencies. Finally, concerns over the war in Syria, terrorism, and other geopolitical threats receded a bit, encouraging investment in riskier assets.

As shown in the Market Performance table, all of the major markets in which the fund invests were lower for the six-month period. In all but one case, however, losses would have been worse if not for a rise in the local currency relative to the U.S. dollar. Indeed, the Japanese market lost nearly 14% in local currency terms over the period, but a sharp rise in the yen helped scale back the loss to only 2.66%. The yen is often seen as a safe-haven currency, which strengthens when people become more negative on the global economy. The pound was the only major currency to decline against the dollar in the period, making the UK the worst-performing major market in dollar terms—even though it was the best performer in local terms (up 0.05%). Fears that the UK will leave the European Union following a June referendum were a significant factor.

Further central bank easing led to concerns about how banks would handle negative interest rates and compressed lending margins. Although monetary easing helps companies survive weak economic environments, the secondary effects on banks’ business models and their willingness to take risk are concerning. Investors also worried about nonperforming loans, especially in Italy, and exposure to the energy sector.

Emerging markets fared better than their developed counterparts in the period, helped by a robust rally in Brazil where there is some indication that more favorable economic policies may now be implemented. Russia also outperformed as oil prices recovered in tandem with cheap valuations. China, India, and other emerging markets added to their substantial losses late in 2015, however.

PORTFOLIO PERFORMANCE AND STRATEGY

The performance of the fund’s holdings was widely mixed over the period. As oil prices bounced off 13-year lows early in 2016, well-timed additions to our energy holdings made the troubled sector the best overall contributor to results. One of our top performers was Royal Dutch Shell. We added significantly to our position as oil fell below $30 per barrel—near the cash cost of production for much of the world’s supply. The bounce also helped our new position in Subsea 7, which provides equipment and services for undersea oil and gas operators. Given the cyclical nature of oil developments, the stock had collapsed alongside the price of oil, but we were convinced that the company’s rock-solid balance sheet would allow it to await the return of better times for the industry. That said, we are skeptical that oil prices are on a firm path to a lasting recovery, and we have trimmed back our exposure to the sector in recent weeks. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

We see much less energy price risk in another top contributor, India’s Petronet. We initiated our position in the country’s largest natural gas importer a few years ago, as the stock struggled due to regulatory concerns, delays in pipeline construction, and other temporary issues. Over the longer term, however, we were confident that India’s growing reliance on natural gas—its share of India’s total energy consumption is expected to double by 2025—would support demand for the importation of liquefied natural gas through Petronet’s terminals. This has indeed proven the case, and the stock has more than doubled off its 2014 lows. Given the unique supply and demand fundamentals at work, we view Petronet as a prime example of a stock that gives us exposure to the energy sector without assuming a large amount of energy price risk.

The consumer staples sector was another source of good returns for the portfolio. Our leading contributor here was Japan Tobacco, which rose after the announcement of its price hikes in Japan, which currently has some of the cheapest tobacco in the world. We have long been of the view that tobacco prices in Japan will rise toward the developed market average over time.

We are consistently on the lookout for companies that can benefit from improved industry structure or improved competitive positioning. Belgian food retailer Delhaize, whose strong performance we have mentioned in our previous two letters, remained another top contributor. The company operates the Food Lion supermarket chain in the U.S., and we believe management’s focused turnaround efforts will unlock further value in the U.S. business.

Our financials holdings performed somewhat better than those in the benchmark, but the powerful downward drag of low interest rates on the sector caused it to be the biggest overall detractor to our absolute results. Royal Bank of Scotland, Barclays, and Credit Suisse were among our worst performers, as very low and, in some cases, negative interest rates compressed lending margins for retail bank operations, while regulatory concerns cast a shadow over investment banking profits. Nevertheless, we are maintaining a substantial position in the banking and capital markets industries because we believe that these will be very solid businesses once policies change. Valuations also discount no improvement in a business environment that challenges the underpinnings of banks’ business models and may not be sustainable. Indeed, one of our largest purchases over the past six months was an additional stake in the Netherlands’ ING Groep, which we believe has ample room to boost returns despite the low interest rate environment.

Consumer discretionary holdings also performed poorly in the period. The leading culprit here was Japan’s Mitsubishi Motors, which came under the cloud of a scandal similar to the one that engulfed Volkswagen last year. Late in the period, it came to light that the company had altered testing results on the minicars it sells in Japan to make them appear more fuel-efficient. The stock fell sharply as investors anticipated the impact of both fines and reimbursement costs, as well as the expense of improving the cars’ engineering. Needless to say, it has been a frustrating investment, although the strong balance sheet of the underlying business has mitigated the damage, and we believe the brand has value in some key Asian markets.

In terms of changes to the portfolio, we added a number of holdings across a range of industries over the past six months. Two of our leading purchases were UK-based retailers. We owned online clothing retailer Next a few years ago, and our faith in its excellent management team led us back to the stock as its price fell sharply beginning in December. Investors are worried that the online business is maturing, and sales have slumped as a tough British winter has dampened (literally) consumer sentiment, which has also weakened in advance of the June referendum. We are happy to back Next’s management, however, which we expect to either engineer a turnaround or, if they judge problems insurmountable, to take capital out of the business and return it to our fundholders. Burberry, a more recognizable brand on international markets, has suffered from softening global consumer demand—particularly in China. We believe that the company has significant room to improve profit margins, while demand from China should eventually expand—allowing us to combine a micro play on company fundamentals with a macro play on the global economy.

Our belief that investing in solid business at attractive cross-cycle valuations has driven several other of our recent investments. The market has come to discount a downturn in the auto sector before one has actually arrived, which has taken a heavy toll on German auto components firm Leoni. The stock has also suffered from some operational issues at the company, which makes the complex wire harnesses that are a growing component in computer- and electronics-laden cars. While Leoni has not performed well for us to date, we believe the balance sheet will see Leoni through its operational problems and any downturn, and given the valuation, it should offer good returns longer term.

INVESTMENT OUTLOOK

Although this is not the ideal investment environment for international value investors, we believe it still holds promise for those who are willing to be patient. The global economy is likely to continue sputtering along, resulting in modest profit growth and decent, though not spectacular, returns for investors. Valuations are reasonable to full, depending on the company, with pockets of opportunity. We are focused on being disciplined about waiting for a notable downturn in sentiment before becoming more aggressive in the portfolio. Our longer-term view for the global economy is guarded. Record-low interest rates are boosting economic growth but at the cost of keeping “zombie” companies alive and fostering continued overcapacity in sectors such as steel and iron ore, which need to rationalize. In other words, central banks and governments are choosing economic and social stability over needed reform, which has had the net effect of pushing pain out into the future.

In terms of our regional outlook, the recent declines in Japanese share prices have made valuations more interesting than they have been in some time. Understanding market currency dynamics will be vital, however, given Japan’s heavy export focus. Those same dynamics have discouraged us from substantially increasing our somewhat overweight allocation to emerging markets, despite an abundance of low valuations. Until we see increased stability in emerging market currencies, we remain cautious about increasing our direct exposure to the region.

As for Europe, we expect the region’s economy will continue to recover, although important structural reforms will have to take place before growth can accelerate. Generally, Britain’s decision on whether to leave the European Union (EU)—the so-called Brexit vote—has added another layer of uncertainty to the region. As of this writing, with the vote about a month away, we are reasonably confident that Britain will vote to remain in the EU. Consequently, we have been inclined to take advantage of select cases where nervous investors have bid down share prices.

While we are willing to accept the operational risk posed by a downturn in business conditions, we are highly wary of balance sheet risk, or the chance that a company will simply end up in bankruptcy. Put differently, we do not use a “deep value” approach in running the fund—investing in very cheap but highly risky stocks. Instead, my team and I are on the lookout for companies like Leoni—firms that should perform well if the economy fares better than the market expects, but firms that should also survive if conditions surprise on the downside.

I am fortunate to work with a talented and extensive team of global industry analysts in this search, and I look forward to reporting to you on our results in six months.

Respectfully submitted,

Jonathan H.W. Matthews
Chairman of the fund’s Investment Advisory Committee

May 12, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The average of available mutual fund performance returns in categories defined by Lipper Inc.

MSCI EAFE Index: An index that measures equity market performance of developed countries in the Europe, Australasia, and Far East regions.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/16
Royal Dutch Shell, United Kingdom	2.4%
Roche Holding, Switzerland	2.3
Nippon Telegraph & Telephone, Japan	2.0
Novartis, Switzerland	1.9
Zurich Insurance Group, Switzerland	1.8
AIA Group, Hong Kong	1.6
Vodafone, United Kingdom	1.6
Japan Tobacco, Japan	1.6
KT&G, South Korea	1.5
Experian, United Kingdom	1.4
GlaxoSmithKline, United Kingdom	1.4
Kyocera, Japan	1.3
Aviva, United Kingdom	1.3
Lloyds Banking Group, United Kingdom	1.3
Delhaize, Belgium	1.3
Daiichi Sankyo, Japan	1.3
RSA Insurance Group, United Kingdom	1.2
Sumitomo, Japan	1.2
Teva Pharmaceutical Industries, Israel	1.2
Telefonica, Spain	1.2
Honda Motor, Japan	1.1
ING Groep, Netherlands	1.1
GEA Group, Germany	1.1
WPP, United Kingdom	1.1
Tokio Marine Holdings, Japan	1.1
Total	36.3%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	6 Months Ended 4/30/16	Year Ended 10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
NET ASSET VALUE						
Beginning of period	$ 13.76	$ 15.41	$ 15.44	$ 12.58	$ 12.41	$ 13.32
Investment activities						
Net investment income[(1)]	0.19	0.32	0.55	0.37	0.36	0.37
Net realized and unrealized gain / loss	(0.57)	(1.02)	(0.23)	2.82	0.15	(0.98)
Total from investment activities	(0.38)	(0.70)	0.32	3.19	0.51	(0.61)
Distributions						
Net investment income	(0.27)	(0.46)	(0.35)	(0.31)	(0.34)	(0.30)
Net realized gain	–	(0.49)	–	(0.02)	–	–
Total distributions	(0.27)	(0.95)	(0.35)	(0.33)	(0.34)	(0.30)
NET ASSET VALUE						
End of period	**$ 13.11**	**$ 13.76**	**$ 15.41**	**$ 15.44**	**$ 12.58**	**$ 12.41**

Ratios/Supplemental Data

	6 Months Ended 4/30/16	Year Ended 10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Total return[(2)]	(2.76)%	(4.41)%	2.16%	25.87%	4.47%	(4.71)%
Ratio of total expenses to average net assets	0.85%[(3)]	0.84%	0.85%	0.86%	0.87%	0.87%
Ratio of net investment income to average net assets	2.99%[(3)]	2.19%	3.45%	2.67%	2.95%	2.82%
Portfolio turnover rate	14.4%	25.4%	44.7%	42.0%	29.9%	26.3%
Net assets, end of period (in millions)	$ 11,423	$ 11,454	$ 10,257	$ 7,958	$ 5,600	$ 4,151

(1) Per share amounts calculated using average shares outstanding method.
(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.
(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Advisor Class

	6 Months Ended 4/30/16	Year Ended 10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
NET ASSET VALUE						
Beginning of period	$ 13.95	$ 15.59	$ 15.59	$ 12.67	$ 12.46	$ 13.37
Investment activities						
Net investment income(1)	0.19	0.29	0.51	0.34	0.33	0.36
Net realized and unrealized gain / loss	(0.59)	(1.03)	(0.21)	2.85	0.16	(1.00)
Total from investment activities	(0.40)	(0.74)	0.30	3.19	0.49	(0.64)
Distributions						
Net investment income	(0.23)	(0.41)	(0.30)	(0.25)	(0.28)	(0.27)
Net realized gain	–	(0.49)	–	(0.02)	–	–
Total distributions	(0.23)	(0.90)	(0.30)	(0.27)	(0.28)	(0.27)
NET ASSET VALUE						
End of period	**$ 13.32**	**$ 13.95**	**$ 15.59**	**$ 15.59**	**$ 12.67**	**$ 12.46**

Ratios/Supplemental Data

Total return(2)	(2.87)%	(4.63)%	1.99%	25.59%	4.22%	(4.91)%
Ratio of total expenses to average net assets	1.08%(3)	1.07%	1.07%	1.09%	1.10%	1.07%
Ratio of net investment income to average net assets	2.87%(3)	1.95%	3.21%	2.44%	2.72%	2.64%
Portfolio turnover rate	14.4%	25.4%	44.7%	42.0%	29.9%	26.3%
Net assets, end of period (in thousands)	$ 173,336	$ 140,854	$ 172,905	$ 162,804	$ 148,381	$ 186,842

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

R Class

	6 Months Ended 4/30/16	Year Ended 10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
NET ASSET VALUE						
Beginning of period	$ 13.77	$ 15.37	$ 15.38	$ 12.54	$ 12.34	$ 13.25
Investment activities						
Net investment income[1]	0.16	0.24	0.47	0.30	0.30	0.32
Net realized and unrealized gain / loss	(0.57)	(1.00)	(0.22)	2.80	0.16	(0.99)
Total from investment activities	(0.41)	(0.76)	0.25	3.10	0.46	(0.67)
Distributions						
Net investment income	(0.18)	(0.35)	(0.26)	(0.24)	(0.26)	(0.24)
Net realized gain	–	(0.49)	–	(0.02)	–	–
Total distributions	(0.18)	(0.84)	(0.26)	(0.26)	(0.26)	(0.24)
NET ASSET VALUE						
End of period	**$ 13.18**	**$ 13.77**	**$ 15.37**	**$ 15.38**	**$ 12.54**	**$ 12.34**

Ratios/Supplemental Data

Total return[2]	**(2.98)%**	**(4.85)%**	**1.68%**	**25.12%**	**3.99%**	**(5.17)%**
Ratio of total expenses to average net assets	1.36%[3]	1.35%	1.35%	1.38%	1.40%	1.36%
Ratio of net investment income to average net assets	2.45%[3]	1.67%	2.98%	2.16%	2.48%	2.37%
Portfolio turnover rate	14.4%	25.4%	44.7%	42.0%	29.9%	26.3%
Net assets, end of period (in thousands)	$ 40,103	$ 41,157	$ 45,098	$ 50,765	$ 42,501	$ 39,386

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
AUSTRALIA 1.9%		
Common Stocks 1.9%		
Downer EDI (1)	26,363,598	74,569
Incitec Pivot	29,037,622	71,094
Primary Health Care Limited (1)	16,739,871	44,167
QBE Insurance	4,415,520	37,434
Total Australia (Cost $289,950)		227,264
AUSTRIA 0.5%		
Common Stocks 0.5%		
Erste Group Bank (2)	2,116,795	60,887
Total Austria (Cost $64,077)		60,887
BELGIUM 1.3%		
Common Stocks 1.3%		
Delhaize	1,484,558	155,591
Total Belgium (Cost $102,170)		155,591
BRAZIL 0.8%		
Common Stocks 0.8%		
Energias do Brasil (1)	26,347,600	97,216
Total Brazil (Cost $106,428)		97,216
CANADA 1.1%		
Common Stocks 1.1%		
Aimia (3)	6,700,900	45,716
National Bank of Canada	2,488,200	88,922
Total Canada (Cost $164,827)		134,638

Teva Pharmaceutical Industries, ADR (USD)	2,624,907	142,926
Total Israel (Cost $213,276)		220,386

ITALY 1.6%

Common Stocks 1.6%		
Prysmian	3,255,179	76,746
Telecom Italia	104,506,882	81,971
UniCredit	6,886,892	26,607
UniCredit Rights, 5/10/16 (2)	6,886,892	—
Total Italy (Cost $182,365)		185,324

JAPAN 16.6%

Common Stocks 16.6%		
Astellas Pharma	9,449,600	127,514
Benesse Holdings (3)	2,845,000	80,628
Credit Saison	5,898,800	107,949
Daiichi Sankyo	6,402,900	149,960
Hikari Tsushin	797,900	59,816
Hitachi Metals	2,582,400	25,990
Honda Motor	5,147,100	136,774
Japan Tobacco	4,553,700	186,526
JSR	5,638,700	77,028
Koito Manufacturing	1,078,200	46,381
Kyocera	3,280,500	160,747
Miraca Holdings	1,875,500	79,440
Mitsubishi Electric	4,862,000	51,312
Mitsubishi Motors (3)	8,475,200	34,005
Mitsubishi UFJ Financial	11,584,900	52,826
Nippon Telegraph & Telephone	5,513,200	244,059
Otsuka Holdings	2,107,000	82,136
Sumitomo	13,912,400	144,304

RUSSIA 0.9%

Common Stocks 0.9%

MMC Norilsk Nickel, ADR (USD)	6,923,900	102,128
Total Russia (Cost $115,517)		102,128

SINGAPORE 1.6%

Common Stocks 1.6%

ComfortDelGro	41,794,600	89,814
United Overseas Bank	6,136,936	84,877
Venture	2,831,300	17,621
Total Singapore (Cost $197,665)		192,312

SOUTH KOREA 3.5%

Common Stocks 3.5%

Hyundai Mobis	432,914	98,977
KT&G	1,643,933	177,465
Samsung Fire & Marine	271,052	70,058
SK Hynix	2,864,241	70,764
Total South Korea (Cost $400,183)		417,264

SPAIN 3.0%

Common Stocks 3.0%

Enagas	2,784,782	84,836
Endesa	1,938,407	40,696
Gas Natural	2,719,648	56,568
Indra Sistemas (2)	3,270,331	38,308
Telefonica	12,906,442	140,721
Total Spain (Cost $414,440)		361,129

William Hill	23,522,991	107,477
WPP	5,675,299	132,348
Total United Kingdom (Cost $3,133,538)		2,937,351

UNITED STATES 0.7%

Common Stocks 0.7%

Carnival	1,684,633	82,631
Total United States (Cost $60,488)		82,631

SHORT-TERM INVESTMENTS 5.5%

Money Market Funds 5.5%

T. Rowe Price Reserve Investment Fund, 0.31% (1)(4)	658,893,604	658,894
Total Short-Term Investments (Cost $658,894)		658,894

SECURITIES LENDING COLLATERAL 3.0%

Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 3.0%

Short-Term Funds 3.0%

T. Rowe Price Short-Term Reserve Fund, 0.34% (1)(4)	35,364,609	353,646
Total Investments through Securities Lending Program with JPMorgan Chase Bank		353,646
Total Securities Lending Collateral (Cost $353,646)		353,646
Total Investments in Securities 102.3% of Net Assets (Cost $12,248,307)		**$ 12,193,120**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.

(1) Affiliated Company

(2) Non-income producing

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS

($000s)

	6 Months Ended 4/30/16	Year Ended 10/31/15
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 169,158	$ 247,682
Net realized loss	(356,877)	(300,418)
Change in net unrealized gain / loss	(109,055)	(454,823)
Decrease in net assets from operations	(296,774)	(507,559)
Distributions to shareholders		
Net investment income		
Investor Class	(226,707)	(311,561)
Advisor Class	(2,630)	(4,502)
R Class	(541)	(1,043)
I Class	(1,247)	–
Net realized gain		
Investor Class	–	(331,881)
Advisor Class	–	(5,381)
R Class	–	(1,460)
Decrease in net assets from distributions	(231,125)	(655,828)
Capital share transactions*		
Shares sold		
Investor Class	874,400	2,442,951
Advisor Class	53,502	32,237
R Class	6,480	10,099
I Class	318,829	5,956
Distributions reinvested		
Investor Class	219,385	625,469
Advisor Class	2,617	9,820
R Class	541	2,503
I Class	1,070	–
Shares redeemed		
Investor Class	(596,134)	(729,587)
Advisor Class	(17,811)	(57,731)
R Class	(6,275)	(11,893)
I Class	(50,768)	(7)
Redemption fees received	27	95
Increase in net assets from capital share transactions	805,863	2,329,912

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Growth & Income Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term capital growth and current income primarily through investments in non-U.S. stocks. The fund has four classes of shares: the International Growth & Income Fund original share class, referred to in this report as the Investor Class, incepted on December 21, 1998; the International Growth & Income Fund–Advisor Class (Advisor Class), incepted on September 30, 2002; the International Growth & Income Fund–R Class (R Class), incepted on September 30, 2002; and the International Growth & Income Fund–I Class (I Class), incepted on August 28, 2015. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. The Investor and I Classes do not pay Rule 12b-1 fees.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended April 30, 2016, the fund realized $19,011,000 of net gain on $117,541,000 of in-kind redemptions.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2016, the value of loaned securities was $337,978,000; the value of cash collateral and related investments was $353,646,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,241,585,000 and $1,561,649,000, respectively, for the six months ended April 30, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of October 31, 2015, the fund had $245,129,000 of available capital loss carryforwards.

At April 30, 2016, the cost of investments for federal income tax purposes was $12,321,138,000. Net unrealized loss aggregated $125,752,000 at period-end, of which $1,004,718,000 related to appreciated investments and $1,130,470,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2016, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2016, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until February 28, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver. For the six months ended April 30, 2016, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R. For the six months ended April 30, 2016, expenses incurred pursuant to these service agreements were $24,000 for Price Associates; $196,000 for T. Rowe Price Services, Inc.; and $111,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended April 30, 2016, the fund was charged $325,000 for shareholder servicing costs related to the college savings plans, of which $277,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At April 30, 2016, approximately 3% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds (Retirement Funds) and T. Rowe Price Target Funds (Target Funds) may invest. Neither the Spectrum Funds, the Retirement Funds, nor the Target Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Prior to February 1, 2016, the Target Funds were subject to the same special servicing arrangement; thus expenses associated with the operation of the Target Funds prior to that date were borne by the underlying Price Funds. Effective February 1, 2016, expenses associated with the operation of the Target Funds are borne by the Target Funds.Expenses allocated under these special servicing agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended April 30, 2016, the fund was allocated $429,000 of Spectrum Funds’ expenses, $8,247,000 of Retirement Funds’ expenses, and $63,000 of Target Funds’ expenses. Of these amounts, $3,462,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. Approximately $3,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30,2016, approximately 89% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds, and 19%of the outstanding shares of the I Class were held by the Target Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund; however, no Price fund or account may invest for the purpose of exercising management or control over the fund. At April 30, 2016, approximately 58% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2016, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 17,960 shares of the I Class, representing or less than 1% of the fund’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to a expense limitation agreed to by the Advisor with respect to the I Class). Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, I Class, and R Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds. The information also indicated that the total expense ratio (for the Investor, Advisor, and I Class) was at or below the median for comparable funds and the total expense ratio (for the R Class) was above the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business, and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date June 16, 2016